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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC 20549

                                   FORM 8-K

       Current Report Pursuant to Section 13 or 15(d) of the Securities
                             Exchange Act of 1934

         Date of Report (Date of earliest event reported) May 24, 2001

                       Commission File Number: 001-12910

                               Storage USA, Inc.
             (Exact name of registrant as specified in its charter)

                                   Tennessee
                        (State or other jurisdiction of
                        incorporation or organization)

                                  62-1251239
                                 (IRS Employer
                             Identification Number)

                    175 Toyota Plaza, Suite 700, Memphis, TN
                    (Address of principal executive offices)

                                     38103
                                  (Zip Codes)

Registrant's telephone number, including area code: (901) 252-2000



ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a)  Information required by Item 304(a)(1) of Regulation S-K


On May 24, 2001, at the recommendation of the Registrant's management and the Audit Committee, the Board of Directors of the Registrant engaged the accounting firm of Arthur Andersen LLP (AA) as independent auditors for the fiscal year ended December 31, 2001. AA replaces the firm of PricewaterhouseCoopers, LLP
(PwC), who was dismissed by the Registrant's Board of Directors, also on May 24, 2001, also based on the recommendation of the Registrant's management and the Audit Committee.

PwC's report on each of the Registrant's financial statements as of and for the years ended December 31, 1999 and 2000, did not contain an adverse opinion or a disclaimer of opinion, or any qualifications or modifications as to uncertainty, audit scope or accounting principle. During the two most recent fiscal years, and through May 24, 2001, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to PwC's satisfaction, would have caused them to refer to the subject matter of the disagreement(s) in its reports; and there were no "reportable events" as defined in Item 304(a)(1)(v) of the Securities and Exchange Commission's Regulation S-K.
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(b)  Information required by Item 304(a)(2) of Regulation S-K

Effective May 24, 2001, the Registrant has engaged AA as its independent accountants for the fiscal year ended December 31, 2001. During the most recent two fiscal years and during the portion of 2001 preceding the Board's decision, neither the Registrant nor anyone engaged on its behalf has consulted with AA regarding: (i) either the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

The Registrant has furnished PwC with a copy of the disclosures under this Item 4 and has requested that PwC provide it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of the letter from PwC has been filed as an exhibit.


ITEM 7. EXHIBITS

16. Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission



                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                         Dated:    May 31, 2001

                                    Storage USA, Inc.



                         By:    /s/ Christopher P. Marr
                                -----------------------
                                    Christopher P. Marr
                                    Chief Financial Officer
                                    (Principal Financial and Accounting Officer)